SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                               May 28, 1998


                     HOME PROPERTIES OF NEW YORK, INC.
          (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                  16-1455126
(State or other jurisdiction of  (Commission        (I.R.S. Employer
incorporation or organization     file number)       Identification Number)

                            850 CLINTON SQUARE
                         ROCHESTER, NEW YORK 14604
                 (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                              Not applicable
       (Former name or former address, if changed since last report)

                     HOME PROPERTIES OF NEW YORK, INC.

                              CURRENT REPORT
                                ON FORM 8-K

Item 5.  Other Events.

On May 28, 1998, Home Properties of New York, L.P. (the "Operating Partnership"), entered into an agreement to acquire 100% of the real estate of Racquet Club East, a 467 unit apartment community located in
Philadelphia, Pennsylvania. The agreement provides for a total purchase price of $24,550,000 to be paid by assumption of existing financing and operating partnership units. The existing mortgage financing has a principal balance of approximately $12.2 million. The acquisition was completed on July 7, 1998.


Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the business acquired:

          Audited statement of revenues and certain expenses of the Racquet Club East Apartments for the year ended December 31, 1997.

          b.  Pro Forma Financial Information:

          Pro forma condensed balance sheet of the Company as of March 31, 1998 and related notes (unaudited).

          Pro forma condensed statement of operations of the Company for the three months ended March 31,1998 and for the year ended December 31, 1997 (unaudited).

          c.  Exhibits:

          Exhibit 23.0 - Consent of PricewaterhouseCoopers LLP

Report of Independent Accountants


To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Racquet Club East for the year ended December 31, 1997. The statement of revenues and certain expenses is the responsibility of Racquet Club East's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Racquet Club East's revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Racquet Club East for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                /s/ PricewaterhouseCoopers LLP
                                                PRICEWATERHOUSECOOPERS LLP

Rochester, New York
June 10, 1998

Racquet Club East
Statement of Revenues and Certain Expenses


                                 Period January 1        Year Ended
                             through March 31, 1998   December 31, 1997
                                   (unaudited)
                              --------------------- ------------------
Revenues:
      Rental income                       $ 986,128      $ 3,752,062
      Other income                           20,038           71,589
                                          ---------       ----------
                                          1,006,166        3,823,651

Certain expenses:
      Property operating and maintenance    305,789        1,268,633
      Real estate taxes                      96,848          376,220
                                           --------       ----------
                                            402,637        1,644,853

Revenues in excess of certain expenses   $  603,529      $ 2,178,798
                                          =========       ==========



The accompanying note is an integral part of the financial statement.

1.    Basis of Presentation and Summary of Significant Accounting Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Racquet Club East, a residential property owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").
On May 26, 1998, the Company, through its subsidiary Home Properties of New York, L.P., entered into an agreement to acquire 100% of the real estate of Racquet Club East, 467 apartment units located in one community. The property is located in a suburban market of Philadelphia, Pennsylvania.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of the Racquet Club East for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Racquet Club East. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Racquet Club East. The Company is not aware of any material factors relating to Racquet Club East that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through March 31, 1998 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Racquet Club East Apartments on March 31, 1998. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Racquet Club East Apartments and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Racquet Club East Apartments have been made.

                                   Home
                               Properties of    Racquet Club
                                 New York,         East          Pro Forma     Company
                                 Inc. (A)       Apartments (B)   Adjustm. (C)  Pro Forma
                                -----------     -------------    -----------   ---------

ASSETS
Real estate, net                $548,169             $2,459       $22,091(D)    $572,719
Cash and cash equivalents         13,332                                          13,332
Other assets                      56,589                                          56,589
                                --------             ------       -------        -------
Total assets                    $618,090             $2,459       $22,091       $642,640
                                ========             ======       =======       ========

LIABILITIES
Mortgage notes payable          $217,376           $ 12,216       $             $229,592
Line of credit                    22,250                              500         22,750
Other liabilities                 15,936                                          15,936
                                 -------            -------        ------        -------
Total liabilities                255,562             12,216           500        268,278
                                 -------            -------        ------        -------

Minority interest                187,841                           11,834(E)     199,675
                                 -------            -------        ------        -------

STOCKHOLDERS' EQUITY
Common stock                         104                                             104
Additional paid-in capital       200,759                                         200,759
Accumulated deficit              (21,302)            (9,757)        9,757 (F)    (21,302)
Treasury stock, at cost             (426)                                           (426)
Officer and director notes for
  stock purchases                 (4,448)                                         (4,448)
                                 -------            -------        ------        -------
Total stockholders' equity       174,687             (9,757)        9,757        174,687
                                 -------            -------        ------        -------
Total liabilities and
  stockholders' equity          $618,090             $2,459       $22,091       $642,640
                                ========            =======       =======       ========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1998 as reported on form 10-Q.

(B) Reflects the Racquet Club East Apartments historical balance sheet as of March 31, 1998 for the assets acquired by the Company.

(C) The pro forma adjustments reflect the purchase of the Racquet Club East Apartments for $24,550. The purchase price will be allocated $1,868 to land, $467 to appliances and equipment and $22,215 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D)  Reflects the adjustment to fair market value.

(E) Represents the issuance of 464,150 Operating Partnership Units valued at $25.4961 per unit.

(F)  Represents the elimination of seller's historical capital account.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
          (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 is presented as if the acquisition of the Racquet Club East Apartments had occurred on January 1, 1997. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Racquet Club East Apartments and notes thereto included
elsewhere  herein.   In management's opinion, all adjustments necessary to
reflect the effects of the purchase of the Racquet Club East Apartments have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                           FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                     --------------------------------------------------------
                                     Home Properties
                                     of New York, Inc.  Racquet Club    Pro forma     Company
                                      Historical (A)    East Apts.(B)   Adjustments   Pro Forma
                                     ----------------   -------------   -----------   ---------
REVENUES
  Rental income                         $25,094              $986         $            $26,080
  Property other income                     502                20                          522
  Other income                            1,177                                          1,177
                                         ------             -----          ------       ------
Total revenues                           26,773             1,006                       27,779
                                         ------             -----          ------       ------
Expenses:
Operating and maintenance                12,140               403                       12,543
General and administrative                1,209                              30(C)       1,239
Interest                                  4,398                             241(D)       4,639
Depreciation & amortization               4,079                             170(E)       4,249
                                         ------             -----          ------       ------
Total expenses                           21,826               403           441         22,670
                                         ------             -----          ------       ------
Income before minority interest          $4,947              $603         ($441)         5,109
                                         ======             =====          ======

Minority interest of Unit holders                                                        2,319
                                                                                        ------
Net income                                                                              $2,790
                                                                                        ======

Net income per share -  Basic                                                            $0.29
                                                                                        ======
                     -  Diluted                                                          $0.28
                                                                                        ======
Weighted average number of shares
outstanding:
                     -  Basic                                                        9,702,975
                                                                                     =========
                     -  Diluted                                                      9,900,451
                                                                                     =========


                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
          (Unaudited, In Thousands, Except Share and Per Share Data)



                                          Home Properties of NEW    Racquet Club          Pro Forma              Company
                                              York, Inc. (A)        East Apts. (B)        Adjustments            Pro Forma
                                         -----------------------    --------------        ------------           ---------
Revenues:
Rental income                                $64,002                   $3,752                                    $67,754
Property other income                          2,222                       72                                      2,294
Other income                                   3,473                                                               3,473
                                              ------                    -----              -------                ------
Total  revenues                               69,697                    3,824                                     73,521
                                              ------                    -----              -------                ------
Expenses:
Operating and maintenance                     31,317                    1,645                                     32,962
General and administrative                     2,255                                          114 (C)              2,369
Interest                                      11,967                                          965 (D)             12,932
Depreciation & amortization                   11,200                                          681 (E)             11,881
                                              ------                    -----              -------                ------
Total expenses                                56,739                    1,645               1,760                 60,144
                                              ------                    -----              -------                ------
Income before loss on disposition of
property, minority interest and
extraordinary item                            12,958                    2,179              (1,760)                13,377

Loss on disposition of property                1,283                                                               1,283
                                              ------                   ------              -------                ------
Net income before minority interest and
extraordinary item                           $11,675                   $2,179             ($1,760)                12,094
                                             =======                   ======              =======
Minority interest                                                                                                  4,518
                                                                                                                  ------
Income before extraordinary item                                                                                   7,576

Extraordinary item                                                                                               ( 1,112)
                                                                                                                  ------
Net income                                                                                                        $6,464
                                                                                                                  ======
Basic earnings per share data:
   Income before extraordinary item                                                                                $1.02
   Extraordinary item                                                                                             ($0.15)
                                                                                                                  ------
   Net income                                                                                                      $0.87
Diluted earnings per share data:                                                                                  ======
   Income before extraordinary item                                                                                $1.00
   Extraordinary item                                                                                             ($0.15)
                                                                                                                  ------
   Net income                                                                                                      $0.85
Weighted average number of shares                                                                                 ======
outstanding:
        - Basic                                                                                                7,415,888
                                                                                                               =========
        - Diluted                                                                                              7,558,167
                                                                                                               =========


                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                           (Unaudited, In Thousands)


(A) Reflects the historical consolidated statement of operations for the Company for the three months ended March 31, 1998 and the historical consolidated statement of operations for the Company for the year ended December 31, 1997.

(B) Reflects the historical revenues and certain expenses of the Racquet Club East Apartments which was not owned by the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997.

(C)  Reflects additional general and administrative expenses.

(D) Reflects the increase related to debt assumed to finance the acquisition. The interest is calculated as follows:


                                                        Interest
                                                        --------
                                          Principal
                                           Balance      3 Months      12 Months
                                          ---------     --------      ---------
         Amortizing Mortgage:
              Assumed mortgage at          $12,216       $233         $   931
                   7.625%
              Line of credit at 6.75%          500          8              34
                                            ------       -----         ------
                                           $12,716       $241         $   965
                                           =======       =====         ======


(E) Reflects depreciation and amortization related to the acquisition. See Note C on page 7 for further information on useful lives of these assets.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                    Date:  August 6, 1998

                    By:  /S/  DAVID P. GARDNER
                         ---------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer

                    Date: August 6, 1998

                    By:  /S/  DAVID P. GARDNER
                         ---------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer

                       HOME PROPERTIES OF NEW YORK, INC.

                                 EXHIBIT INDEX




EXHIBIT 23.0

Consent of PricewaterhouseCoopers LLP